SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


            ---------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


                          Date of Report: July 29, 2003
                        (date of earliest event reported)



                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
               (Exact name of Registrant as Specified in Charter)

     Delaware                       333-100695               23-2811925
   (State or Other                 (Commission              (I.R.S. Employer
Jurisdiction of Incorporation)      File Number)          Identification Number)


                                 200 Witmer Road
                           Horsham, Pennsylvania 19044
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (215) 328-3164

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5. Other Events
--------------------

Filing of Structural Term Sheet and Collateral Term Sheets

          In connection with the proposed offering of the GMAC Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-C2 (the "Notes"), Morgan Stanley, Deutsche Bank Securities Inc. and Goldman Sachs & Co. as underwriters (collectively, the "Underwriters"), have prepared certain materials (the "Structural Term Sheets" and the "Collateral Term Sheets") for distribution to potential investors. Although GMAC Commercial Mortgage Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Structural Term Sheets and the Collateral Term Sheets.

          For purposes of this Form 8-K, "Structural Term Sheets and Collateral Term Sheets" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Structural Term Sheets and Collateral Term Sheets listed as Exhibits 99.1 hereto are filed herewith.

                                       -2-

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

     99.1 Structural Term Sheet and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

                                       -3-

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    GMAC COMMERCIAL MORTGAGE
                                                    SECURITIES, INC., Registrant



                                                    By:  /s/David Lazarus
                                                         -----------------------
                                                         Name:   David Lazarus
                                                         Title:  Vice President




Date:    July __, 2003

EXHIBIT INDEX

Exhibit No.   Description of Exhibit
---------     -----------------------

99.1 Structural Term Sheets and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.